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                  AIM VARIABLE INSURANCE FUNDS, INC.

                    AIM V.I. AGGRESSIVE GROWTH FUND
                        AIM V.I. BALANCED FUND
                  AIM V.I. CAPITAL APPRECIATION FUND
                   AIM V.I. CAPITAL DEVELOPMENT FUND
                   AIM V.I. DIVERSIFIED INCOME FUND
                    AIM V.I. GLOBAL UTILITIES FUND
                  AIM V.I. GOVERNMENT SECURITIES FUND
                         AIM V.I. GROWTH FUND
                     AIM V.I. GROWTH & INCOME FUND
                       AIM V.I. HIGH YIELD FUND
                  AIM V.I. INTERNATIONAL EQUITY FUND
                      AIM V.I. MONEY MARKET FUND
                          AIM V.I. VALUE FUND


                    Supplement dated March 17, 1999
                 to the Prospectus dated May 1, 1998,
            as supplemented July 1, 1998, October 2, 1998,
                  October 5, 1998 and January 4, 1999


The following replaces the second, third and fourth sentences under the heading "INVESTMENT OBJECTIVES AND PROGRAMS - AIM V.I. Growth & Income Fund" on page 11 of the Prospectus:

     "The Fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The Fund's portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The Fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income."